Exhibit 10.2
EXECUTION COPY

GUARANTY AGREEMENT
GUARANTY AGREEMENT (this “Guaranty”), dated as of October 4, 2013, by SOLARWINDS WORLDWIDE, LLC, a Delaware limited liability company (a “Guarantor” and, together with any future Subsidiaries of the Borrower (as hereinafter defined) executing this Guaranty, the “Guarantors”) in favor of and for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the administrative agent for and representative of (in such capacity herein called the “Guarantied Party”) the lenders party to the Credit Agreement referred to below from time to time (the “Lenders”), any Hedge Banks (as defined in the Credit Agreement referred to below), and any Cash Management Banks (as defined in the Credit Agreement referred to below), and in favor of and for the benefit of the other Beneficiaries (as hereinafter defined).
STATEMENT OF PURPOSE
A.    SOLARWINDS, INC., a Delaware corporation (the “Borrower”), has entered into that certain Credit Agreement, dated as of October 4, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders and the Guarantied Party. Capitalized terms used herein and not defined herein will have the meanings assigned thereto in the Credit Agreement.
B.    The Credit Parties may from time to time enter, or may from time to time have entered, into one or more Guaranteed Hedge Agreements in accordance with the terms of the Credit Agreement, and it is desired that the obligations of the Credit Parties under the Guaranteed Hedge Agreements, together with all obligations of the Borrower under the Credit Agreement and the other Loan Documents, be guarantied hereunder.
C.    The Credit Parties may from time to time enter, or may from time to time have entered, into one or more Guaranteed Cash Management Agreements, and it is desired that the obligations of the Credit Parties under the Guaranteed Cash Management Agreements, together with all obligations of the Borrower under the Credit Agreement and the other Loan Documents, be guarantied hereunder.
D.    The Guarantied Party, the Lenders, each Hedge Bank, and each Cash Management Bank are sometimes referred to herein, individually, as a “Beneficiary” and, collectively, as the “Beneficiaries”.
E.    A portion of the proceeds of the Loans may be advanced to the Guarantors, and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of the Guarantors (which benefits are hereby acknowledged).
F.    It is a condition precedent to the making of the initial Extensions of Credit under the Credit Agreement that the Guarantors listed on the signature pages hereof will have executed this Guaranty.

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AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Guarantied Party to enter into the Credit Agreement and to make Extensions of Credit thereunder, to induce the Hedge Banks to enter into the Guaranteed Hedge Agreements, and to induce the Cash Management Banks to enter into the Guaranteed Cash Management Agreements, the Guarantors hereby agree as follows:
Section 1.    Guaranty.
(a)     The Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same become due, whether at stated maturity, by acceleration, demand or otherwise. “Guarantied Obligations” means, collectively, (i) the Obligations, and (ii) all existing or future payment and other obligations owing by the Credit Parties under (A) any Guaranteed Hedge Agreement (other than Excluded Swap Obligations), and (B) any Guaranteed Cash Management Agreement.
In the event that all or any portion of the Guarantied Obligations is paid by any Credit Party, the obligations of each Guarantor hereunder will continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered will constitute Guarantied Obligations.
Subject to the other provisions of this Section 1, upon the failure of any Credit Party to pay any of the Guarantied Obligations when and as the same become due, each Guarantor will, upon demand, pay or cause to be paid, in cash, to the Guarantied Party for the ratable benefit of the Beneficiaries, an amount equal to the aggregate amount of the unpaid Guarantied Obligations.
(b)    Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty will be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder, and (ii) under any guaranty of Subordinated Indebtedness) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to Applicable Law or pursuant to the terms of any agreement.

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(c)    Each Guarantor under this Guaranty, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the “Related Guaranties”) that contain a contribution provision similar to that set forth in this Section 1(c), together desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by any Guarantor under this Guaranty or a guarantor under a Related Guaranty, each such Guarantor or such other guarantor will be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to the Beneficiaries.
Section 2.    Guaranty Absolute; Continuing Guaranty.
(a)    The obligations of each Guarantor hereunder are irrevocable, absolute, independent, and unconditional and will not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (i) this Guaranty is a guaranty of payment when due and not of collectability; (ii) the Guarantied Party may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, the occurrence of an early termination date or similar event under any Guaranteed Hedge Agreement or the occurrence of an event of default under any Guaranteed Cash Management Agreement notwithstanding the existence of any dispute between any Credit Party and any Beneficiary with respect to the existence of such event; (iii) the obligations of each Guarantor hereunder are independent of the obligations of the Credit Parties under the Loan Documents, the Guaranteed Hedge Agreements, and the Guaranteed Cash Management Agreements and the obligations of any other guarantor of the Guarantied Obligations and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against the Borrower, any other Credit Party or any of such other guarantors and whether or not the Borrower, any other Credit Party or any such other guarantor is joined in any such action or actions; and (iv) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors will in no way limit, affect, modify or abridge the liability of such Guarantor or any other Guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.
(b)    Each Qualified ECP Guarantor (as defined below) hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds and other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Guaranty and the other Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty or any other Loan Document, voidable under Debtor Relief Laws and not for any greater amount). Subject to Section 1(a), the obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until all of the Guaranteed Obligations and all the obligations of the Guarantors shall have been paid in full in cash and the Commitments terminated. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit

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of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes of this Section, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligations or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Section 3.    Actions by Beneficiaries. Any Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto, and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, as such Beneficiary in its discretion may determine consistent with the Credit Agreement, the Guaranteed Hedge Agreements, the Guaranteed Cash Management Agreements, and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to such Beneficiary under the Loan Documents, the Guaranteed Hedge Agreements or the Guaranteed Cash Management Agreements.
Section 4.    No Discharge. This Guaranty and the obligations of the Guarantors hereunder will be valid and enforceable and will not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including the occurrence of any of the following, whether or not any Guarantor will have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, any Guaranteed Hedge Agreement, any Guaranteed Cash Management Agreement or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though

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the Guarantied Party or any other Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, setoffs or counterclaims which the Borrower or any other Credit Party may assert against the Guarantied Party or any other Beneficiary in respect of the Guarantied Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury, and (g) any other act, thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.
Section 5.    Waivers. Each Guarantor waives, for the benefit of the Beneficiaries: (a) any right to require the Guarantied Party or any other Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against the Borrower, any other Credit Party, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from the Borrower, any other Credit Party, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of the Borrower, any other Credit Party, any other guarantor of the Guarantied Obligations or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or any other Credit Party, including any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or any other Credit Party, as applicable, from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon the Guarantied Party’s or any other Beneficiary’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to setoffs, recoupments and counterclaims, and (iv) promptness, diligence, and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor, and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of default or early termination under any Guaranteed Hedge Agreement, notices of default under any Guaranteed Cash Management Agreement, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement or instrument related thereto, notices of any extension of credit to the Borrower or any other Credit Party, and notices of any of the matters referred to in Sections 3 and 4, and any right to consent to any thereof; and (g) to the fullest extent permitted by Applicable Law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.
Section 6.    Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until the Guarantied Obligations (other than contingent indemnification

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obligations not then due) have been paid in full, the Commitments have terminated, and all Letters of Credit have expired or been cancelled, each Guarantor will withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any Credit Party or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, including (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Credit Party, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against any Credit Party, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary, and (b) any right of contribution such Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations. Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification, and contribution set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against any Credit Party or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, will be junior and subordinate to any rights the Guarantied Party or any other Beneficiary may have against any Credit Party, to all right, title, and interest the Guarantied Party or such other Beneficiary may have in any such collateral or security, and to any right the Guarantied Party or such other Beneficiary may have against such other guarantor.
Any indebtedness of any Credit Party now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of any Credit Party to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, will be held in trust for the Guarantied Party on behalf of the Beneficiaries and will forthwith be paid over to the Guarantied Party for the benefit of the Beneficiaries to be credited and applied against the Guarantied Obligations.
Section 7.    Financial Condition of the Borrower. No Beneficiary will have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of the Credit Parties or any matter or fact relating to the business, operations or condition of the Credit Parties. Each Guarantor has adequate means to obtain information from the Credit Parties on a continuing basis concerning the financial condition of the Credit Parties and their ability to perform their obligations under the Loan Documents, the Guaranteed Hedge Agreements, and the Guaranteed Cash Management Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Credit Parties and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.
Section 8.    Representations and Warranties. Each Guarantor makes, for the benefit of the Beneficiaries, each of the representations and warranties made in the Credit Agreement by the Borrower as to such Guarantor, its assets, financial condition, operations, organization, legal status and business.

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Section 9.    Covenants. Each Guarantor agrees, for the benefit of the Beneficiaries, that such Guarantor will, unless Required Obligees (as such term is defined in Section 23) will otherwise consent in writing, perform or observe all of the terms, covenants, and agreements that the Loan Documents state the Borrower is to cause such Guarantor to perform or observe.
Section 10.    Rights and Remedies Cumulative; Non-Waiver; Etc. The enumeration of the rights and remedies of the Beneficiaries set forth in this Guaranty is not intended to be exhaustive and the exercise by the Beneficiaries of any right or remedy will not preclude the exercise of any other rights or remedies, all of which will be cumulative, and will be in addition to any other right or remedy given hereunder or under the other Loan Documents, the Guaranteed Hedge Agreements or the Guaranteed Cash Management Agreements or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of any Beneficiary in exercising any right, power or privilege will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or will be construed to be a waiver of any Event of Default. No course of dealing between a Guarantor, any Beneficiary or their respective agents or employees will be effective to change, modify or discharge any provision of this Guaranty.
Section 11.    Discharge of Guaranty Upon Sale of Guarantor. If any Guarantor ceases to be a Subsidiary of the Borrower as a result of a transaction permitted pursuant to the Credit Agreement, the Guarantied Party will, upon such Guarantor’s request, execute and deliver documents or instruments necessary to evidence the release and discharge of this Guaranty as provided in Section 10.9 of the Credit Agreement.
Section 12.    Notices. All notices and other communications provided for herein will be in writing and will be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier in the manner provided for notices in Section 11.1 of the Credit Agreement to any Guarantor at its address set forth below its signature hereto.
Section 13.    Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, will in any event be effective without the written concurrence of the Guarantied Party and, in the case of any such amendment or modification, the Guarantors; provided that this Guaranty may be modified by the execution of a counterpart, substantially in the form attached as Exhibit A (a “Counterpart”), by an Additional Guarantor in accordance with Section 22 and the Guarantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given.
Section 14.    Expenses; Indemnity.
(a)    The Guarantors jointly and severally agree to pay to the Guarantied Party and each other Beneficiary the amount of any and all costs and expenses in accordance with Section 11.3(a) of the Credit Agreement.

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(b)    The Guarantors jointly and severally agree to indemnify the Guarantied Party and each other Beneficiary in accordance with Section 11.3(b) of the Credit Agreement.
(c)    The obligations of the Guarantors in this Section 14 will survive the termination of this Guaranty and the discharge of each Guarantor’s other obligations under this Guaranty, the Guaranteed Hedge Agreements, the Guaranteed Cash Management Agreements, the Credit Agreement, and the other Loan Documents.
Section 15.    Right of Setoff. If an Event of Default has occurred and is continuing, each Beneficiary and its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Beneficiary or any such Affiliate to or for the credit or the account of such Guarantor against any and all of the Guaranty Obligations, irrespective of whether or not such Beneficiary or such Affiliate will have made any demand under this Guaranty and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch, office or Affiliate of such Beneficiary different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Beneficiary and its Affiliates under this Section 15 are in addition to other rights and remedies (including other rights of setoff) that such Beneficiary or its Affiliates may have. Each Beneficiary agrees to notify the affected Guarantor and the Guarantied Party promptly after any such setoff and application; provided that the failure to give such notice will not affect the validity of such setoff and application.
Section 16.    Governing Law; Jurisdiction, Etc.
(a)    Governing Law. This Guaranty and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Guaranty and the transactions contemplated hereby will be governed by, and construed and enforced in accordance with, the law of the State of New York (including Sections 5.1401 and 5.1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.
(b)    Submission to Jurisdiction. Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Guarantied Party, any other Beneficiary or any Related Party of the foregoing in any way relating to this Guaranty or the transactions relating hereto in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and irrevocably and unconditionally submits, for itself and its properties, to the jurisdiction of such  courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by Applicable Law, in such federal court.  Each party hereto agrees that a final judgment in any such action, litigation or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guaranty will affect any right that the Guarantied Party or any other Beneficiary may otherwise

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have to bring any action or proceeding relating to this Guaranty against any Guarantor or its properties in the courts of any jurisdiction.
(c)    Waiver of Venue. Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty in any court referred to in subsection (b) of this Section 16. Each party hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1 of the Credit Agreement, to such party at its address set forth below its signature hereto. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
Section 17.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.
Section 18.    Successors and Assigns. The provisions of this Guaranty will be binding upon and inure to the benefit of the Guarantors, the Guarantied Party, the other Beneficiaries, and their respective successors and assigns, except that no Guarantor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Guarantied Party.
Section 19.    Titles and Captions.  Titles and captions of Sections and subsections in this Guaranty are for convenience only and neither limit nor amplify the provisions of this Guaranty.
Section 20.    Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 21.    Counterparts; Effectiveness. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed signature page of this Guaranty by facsimile transmission or in electronic format (i.e., “pdf” or “tif”)

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will be effective as delivery of a manually executed counterpart hereof. This Guaranty will become effective as to each Guarantor upon the execution of a Counterpart by such Guarantor (whether or not a Counterpart will have been executed by any other Guarantor) and receipt by the Guarantied Party of such executed Counterpart.
Section 22.    Additional Guarantors. From time to time subsequent to the date hereof, additional Subsidiaries of the Borrower may become parties hereto, as additional Guarantors (each an “Additional Guarantor”), by executing a Counterpart. Upon delivery of a Counterpart to the Guarantied Party, notice of which is hereby waived by the Guarantors, each such Additional Guarantor will be a Guarantor and will be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder will not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Guarantied Party not to cause any Subsidiary of the Borrower to become an Additional Guarantor hereunder.
Section 23.    Guarantied Party as Agent.
(a)    The Guarantied Party has been appointed to act as the Guarantied Party hereunder by the Lenders and, by their acceptance of the benefits hereof, Hedge Banks and Cash Management Banks. The Guarantied Party will be obligated, and will have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that the Guarantied Party will exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of (i) Required Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of (A) the aggregate notional amount under all Guaranteed Hedge Agreements (including Guaranteed Hedge Agreements that have been terminated) or (B) if all Guaranteed Hedge Agreements have been terminated in accordance with their terms, the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Guaranteed Hedge Agreements (Required Lenders or, if applicable, such holders being referred to herein as “Required Obligees”).
(b)    The Guarantied Party will at all times be the same Person that is the Administrative Agent under the Credit Agreement. Written notice of resignation by the Administrative Agent pursuant to Section 10.6 of the Credit Agreement will also constitute notice of resignation as the Guarantied Party under this Guaranty; and appointment of a successor Administrative Agent pursuant to Section 10.6 of the Credit Agreement will also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as the Administrative Agent under Section 10.6 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent will thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring (or retired) Guarantied Party under this Guaranty, and the retiring (or retired) Guarantied Party under this Guaranty will promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights

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created hereunder, whereupon such retiring Guarantied Party will be discharged from its duties and obligations under this Guaranty. Subject to Section 10.6 of the Credit Agreement, after any retiring Administrative Agent’s resignation hereunder as the Guarantied Party, the provisions of this Guaranty will inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was the Guarantied Party hereunder.
Section 24.    Rules of Construction. The rules of construction set forth in Section 1.2 of the Credit Agreement will be applicable to this Guaranty mutatis mutandis.

[Signature pages to follow.]

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IN WITNESS WHEREOF, the Guarantied Party, solely for the purposes of the waiver of the right to jury trial contained in Section 17, and each Guarantor, have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
SOLARWINDS WORLDWIDE, LLC

By: /s/ J. Barton Kalsu
Name: J. Barton Kalsu
Title: Executive Vice President & Chief Accounting Officer
Address: 3711 S. MoPac Expwy
Building Two
Austin, Texas 78746
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Guarantied Party

By: /s/ Stuart Edwards
Name: Stuart Edwards
Title: Vice President

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